UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2004

i2 TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28030	75-2294945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas		75234
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (469) 357-1000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events.

i2 Technologies, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) dated as of April 28, 2004 with Sanjiv Sidhu, the Chairman, Chief Executive Officer and President of the Company. Pursuant to the terms and conditions of the Purchase Agreement, Mr. Sidhu has agreed to purchase the number of shares of the Company’s common stock, par value $0.00025 per share (the “Common Stock”), that is obtained by dividing $20.0 million by a per share price equal to the greater of (i) the average of the last sale price of the Common Stock (as reported by the Pink Sheets Electronic Quotation Service) for the five trading days beginning on the fifth business day following the date of the public announcement of the definitive partial settlement agreement in the lawsuit entitled Scheiner v. i2 Technologies, et al., Civ. Action No. 3:03-CV-0841-H in the United States District Court for the Northern District of Texas and (ii) $0.926. The terms of the purchase and sale are more fully set forth in the Stock Purchase Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

In connection with the execution of the Purchase Agreement, the Company has amended the Rights Agreement, dated as of January 17, 2002, between the Company and Mellon Investor Services, LLC (the “Rights Agreement”). The amendment to the Rights Agreement provides that Mr. Sidhu shall not be an Acquiring Person under the Rights Agreement as a result of the execution and delivery of the Purchase Agreement or with respect to (i) shares of Common Stock beneficially owned by Mr. Sidhu as of the date of the Rights Agreement, (ii) the shares of Common Stock to be acquired by Mr. Sidhu in accordance with the terms and conditions of the Purchase Agreement or (iii) up to an additional 5% of outstanding Common Stock (measured at the time Mr. Sidhu acquires such Common Stock). The terms of the amendment to the Rights Agreement are more fully set forth in the Second Amendment to Rights Agreement attached hereto as Exhibit 4.1 and incorporated herein by reference.

On April 28, 2004, the Company issued a press release related to the Purchase Agreement and the transactions contemplated thereby. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Exhibits.

(c) Exhibits.

Exhibit Number	Description

4.1	Second Amendment to Rights Agreement, dated as of April 28, 2004, by and between i2 Technologies, Inc. and Mellon Investor Services, LLC.

10.1	Stock Purchase Agreement, dated as of April 28, 2004, by and between i2 Technologies, Inc. and Sanjiv S. Sidhu.

99.1	Press Release dated April 28, 2004.

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i2 TECHNOLOGIES, INC.

By:	/s/ KATY MURRAY

Name: Title:	Katy Murray Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: May 14, 2004

3

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Amendment to Rights Agreement, dated as of April 28, 2004, by and between i2 Technologies, Inc. and Mellon Investor Services, LLC.

10.1	Stock Purchase Agreement, dated as of April 28, 2004, by and between i2 Technologies, Inc. and Sanjiv S. Sidhu.

99.1	Press Release dated April 28, 2004.

4